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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 14, 2004

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

              OHIO                         1-2299                34-0117420
              ----                         ------                ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation or Organization)             Number)           Identification No.)

                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.






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ITEM 5.     OTHER EVENTS.

         Attached to this filing and incorporated by reference herein is the text of registrant's press release dated July 14, 2004 regarding the declaration of quarterly cash dividend.

         None of the contents of this Form 8-K should be deemed incorporated by reference into a Securities Act registration statement.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                           (Registrant)


                                            By:  /s/ Fred D. Bauer
                                               --------------------------------
                                                 Fred D. Bauer
                                                 Vice President-General Counsel
                                                         & Secretary

Date:  July 16, 2004


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             APPLIED INDUSTRIAL TECHNOLOGIES INCREASES DIVIDEND 17%
             ------------------------------------------------------


CLEVELAND, OHIO (July 14, 2004) Applied Industrial Technologies (NYSE: AIT) Chairman & Chief Executive Officer David L. Pugh today announced that the Company's Board of Directors declared a quarterly cash dividend of $0.14 per common share, payable on August 31, 2004, to shareholders of record on August 15, 2004. This cash dividend represents a 17 percent increase over the previous regular quarterly cash dividend rate of $0.12 per share.

"We are pleased that the shareholders of Applied Industrial Technologies will participate in the improved profitability of the company with an increase in the cash dividend," Pugh said. "The new cash dividend rate is consistent with the Company's stated objective of targeting a 35% payout of earnings."

With more than 430 facilities and 4,300 employee associates across North America, Applied Industrial Technologies offers more than 2 million parts critical to the operations of MRO and OEM customers in virtually every industry. In addition, Applied provides engineering, design and systems integration for industrial and fluid power applications, as well as customized mechanical, fabricated rubber and fluid power shop services. For its fiscal year ended June 30, 2003, the Company posted sales of $1.46 billion. Financial results for the fiscal year ended June 30, 2004 are expected to be announced in a press release on August 6, 2004. Applied can be visited on the Internet at www.applied.com.

This press release contains statements that are forward-looking, as that term is defined by the Securities and Exchange Commission in its rules, regulations and releases. Forward-looking statements are often identified by qualifiers such as "expect," "guidance," "see" and similar expressions. Applied intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors including trends in the industrial sector of the economy, and other risk factors identified in Applied's most recent periodic report and other filings made with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that the results expressed therein will be achieved. Applied assumes no obligation to update publicly or revise any forward-looking statements, whether due to new information, or events, otherwise.

                                     ######

For investor relations information contact Mark O. Eisele, Vice President - Chief Financial Officer, at 216-426-4417. For corporate information, contact Richard C. Shaw, Vice President - Communications, at 216-426-4343, email rshaw@applied.com.